SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported: June 12, 2002



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                        43-1309065
(Commission File Number)                  (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri              63302-0900
(Address of Principal Executive Offices)              (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)

                              _____________________

Item 9.  Regulation FD Disclosure.

         On June 12, 2002, LMI Aerospace, Inc. issued a press release relating to its acquisition of certain of the assets of Stretch Form Corporation, a California corporation, and to announce the appointment of Brian Geary to the Board of Directors of LMI Aerospace, Inc. The text of the announcement is attached hereto as Exhibit 99.1.


         Exhibit Number             Description
         --------------             -----------
             99.1                   Text of Press Release, dated June 12, 2002,
                                    issued by LMI Aerospace, Inc.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2002

                                   LMI AEROSPACE, INC.


                                   By:  /s/ Lawrence E. Dickinson
                                      --------------------------------------
                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

99.1 Text of Press Release, dated June 12, 2002, issued by LMI Aerospace, Inc.

                                                                   Exhibit 99.1
                                                                   ------------
                                                            LMI Aerospace, Inc.
                                                            Post Office Box 900
                                                    St. Charles, Missouri 63302

For more information,
Contact Ed Dickinson, 636/916-2150

FOR IMMEDIATE RELEASE


LMI AEROSPACE ACQUIRES ASSETS OF
STRETCH FORMING CORPORATION

              Company also names Brian Geary to Board of Directors

         ST. LOUIS, June 12, 2002 - LMI Aerospace, Inc. (Nasdaq/NMS:LMIA) announced today that it has acquired the aerospace metal fabrication assets of Stretch Forming Corporation (SFC), an aerospace sheet metal manufacturer based in Murrieta, California. Terms were not disclosed.

         Stretch Forming Corporation, which has annual sales of $1.8 million, currently does business with several Boeing divisions in Canada as well as a number of California companies, none of which are current LMI customers. Companies such as Lockheed and Vought, which together represent 70 percent of SFC's sales, are customers of both LMI and SFC.

         Additionally, LMI Aerospace announced the appointment of Brian Geary to its Board of Directors. Mr. Geary was the owner of Versaform Corporation and Versaform Canada Corporation, both of which were acquired by LMI Aerospace on May 16, 2002.

         "Brian's experience at Versaform in the corporate and regional aircraft markets will be quite valuable to LMI," said Ronald Saks. "We also expect to use Brian's broad knowledge of the supplier base to complement our acquisition strategy." Mr. Geary currently holds the position of General Manager of Versaform Corporation.

         LMI Aerospace, Inc. is a leading supplier of quality components to the aerospace and technology industries. The Company operates eight manufacturing facilities that fabricate, finish and integrate close tolerance aluminum and specialty alloy components for commercial, corporate, regional and military aircraft, and for laser equipment used in the semiconductor and medical industries. Its products include leading edge wing slats and lens assemblies; cockpit window frame assemblies; fuselage skins and supports; passenger and cargo door frames and supports; and excimer laser components.

         This press release includes forward-looking statements related to LMI Aerospace's outlook for 2002 and future periods, which are based on current management expectations. Such forward-looking statements are subject to various risks and uncertainties, many of which are beyond the control of LMI Aerospace, Inc. Actual results could differ materially from the forward-looking statements as a result, among other things, of the factors detailed from time to time in LMI Aerospace's filings with the Securities and Exchange Commission.